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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of Steel Dynamics, Inc. (Forms S-8 Nos. 333-19541, 333-27549 and 333-55888; and
Forms S-3 Nos. 333-82210 and 333-103672) of our report dated January 23, 2004, with respect to the consolidated financial statements of Steel Dynamics, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.



                                                    /S/ Ernst & Young LLP
Fort Wayne, Indiana
March 11, 2004